EXHIBIT 10.5a

                      FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement (this "First Amendment") is effective as of January 7, 2003 (the "Effective Date"), by and among WHITING PETROLEUM CORPORATION, a Delaware corporation ("Borrower"), BANK ONE, NA, a
national  banking  association,   as  Administrative  Agent  ("Administrative
Agent"), and each of the financial institutions a party hereto (hereinafter collectively referred to as "Banks", and individually, "Bank").

                             W I T N E S S E T H:
                             --------------------

      WHEREAS,  Borrower,  Administrative  Agent and Banks are  parties to that
certain  Credit  Agreement  dated  as  of  December 20,   2002  (the  "Credit
Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

      WHEREAS, pursuant to the Credit Agreement, Banks have made revolving credit loans to Borrower; and

      WHEREAS, Borrower has requested that the Credit Agreement be amended in certain respects; and

      WHEREAS, subject to the terms and conditions set forth herein, Banks have agreed to Borrower's request.

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

SECTION 1. Amendments.   In  reliance  on  the   representations,   warranties,
covenants and agreements contained in this First Amendment, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

1.1. Amendment to Definition of "Loan Papers". The definition of "Loan Papers" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

           "Loan Papers" means this Agreement, the First Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to
      Section 5.1, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.2. Additional Definition. Section 1.1 of the Credit Agreement shall be amended to add the following definition of "First Amendment" to such Section:

           "First Amendment" means that certain First Amendment to Credit Agreement dated as of January 7, 2003, among Borrower, Administrative Agent and Banks.

1.3. Amendment to Section 2.1(b). The fourth sentence of the first paragraph of Section 2.1(b) shall be amended to read in its entirety as follows:

           "No Letter of Credit shall have an expiration date later than the earlier of (i) one (1) year after the Termination Date, or (ii) fifteen
      (15) months from the date of issuance (or, in the case of any renewal or extension thereof, fifteen (15) months after such renewal or extension)."

SECTION 2. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

2.1. Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this First Amendment are within Borrower's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.

2.2. Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 3. Miscellaneous.

3.1. Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

3.2. Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

3.3. Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment.

3.4. Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

3.5. Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

3.6. Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

3.7. Effectiveness. This First Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and all Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                          [Signature pages to follow]

                               SIGNATURE PAGE TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                  WHITING PETROLEUM CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO


                               BORROWER:

                               WHITING PETROLEUM CORPORATION, a Delaware corporation

                               By: /s/ James J. Volker
                                   -----------------------
                               Name: James J. Volker
                                     ---------------------
                               Title: CEO
                                      --------------------

                               SIGNATURE PAGE TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                  WHITING PETROLEUM CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO


                               ADMINISTRATIVE AGENT:

                               BANK ONE, NA



                               /s/ J. Scott Fowler
                               -------------------
                               J. Scott Fowler,
                               Director, Capital Markets



                               BANKS:

                               BANK ONE, NA



                               /s/ J. Scott Fowler
                               -------------------
                               J. Scott Fowler,
                               Director, Capital Markets

                               WACHOVIA BANK, NATIONAL ASSOCIATION


                               By: /s/ Philip Trinder
                                   ----------------------
                               Name: Philip Trinder
                                     --------------------
                               Title: Vice President
                                      -------------------